SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of May 29, 1996, is by and between 3-D GEOPHYSICAL, INC., a Delaware corporation (the "Debtor") whose address is 7076
S. Alton Way, Englewood, Colorado 80112, and FIRST INTERSTATE BANK OF TEXAS, N.A., a national banking association ("Secured Party") whose address is 1000 Louisiana, Houston, Texas.

                                R E C I T A L S:

         A. Debtor and Secured Party have entered into that certain Loan Agreement dated of even date herewith (such Loan Agreement, as the same may be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") pursuant to which Secured Party has agreed to make a revolving credit loan to Borrower in the aggregate principal amount not to exceed $3,000,000.00 and a term loan to Borrower in the aggregate principal amount not to exceed $15,000,000.00, subject to the terms and conditions of the Loan Agreement.

         B. Secured Party has conditioned its obligations under the Loan Agreement upon the execution and delivery of this Agreement by Debtor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.1 Definitions. All terms used herein which are defined in the Uniform Commercial Code as adopted and in effect from time to time in the State of Texas ("UCC") shall have the same meanings herein as in the UCC unless the context in which such terms are used herein indicates otherwise. All capitalized terms used but not otherwise defined herein or which are defined in the UCC that are defined in the Loan Agreement shall have the meanings ascribed to such terms in the Loan Agreement, the applicable provisions of which Loan Agreement are incorporated herein.

                                   ARTICLE II

                                Security Interest

          Section 2.1 Security Interest. To secure the prompt payment and performance in full of the Obligations, Debtor hereby grants to Secured Party a security interest in, and assigns and pledges, the following property, whether now owned or existing or hereafter arising or acquired




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and wherever  arising or located  (such  property  being  hereinafter  sometimes called the "Collateral"):

              (a) all accounts, accounts receivable, documents, instruments, chattel paper, general intangibles of Debtor, including, without limitation, all income tax returns, copyrights, patents, patent rights, trademarks, tradenames, tradestyles, goodwill, going concern value, franchise and distributorship agreements, whether now owned or hereafter acquired, and all products and proceeds thereof;

              (b) all equipment, inventory, machinery, and fixtures of Debtor, whether now owned or hereafter acquired, and all accessions thereto and all products and proceeds thereof;

              (c) all investment property of Debtor, whether now owned or hereafter acquired, and all accessions thereto and all products and proceeds thereof;

              (d) the Lockbox Account, any other deposit accounts now or hereafter maintained by Debtor at or with Secured Party and all cash, checks, instruments, securities, funds and monies now or hereafter deposited in the foregoing; and

              (e) all books and records (including computer software, diskettes, information stored in computers and the like) pertaining to the property described in clauses (a) and (d) above.

         Section 2.1 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                      Representations and Warranties; Etc.

         To induce Secured Party to enter into this Agreement and the Loan Agreement, represents and warrants to, and covenants and agrees with, Secured Party that:



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         Section 3.1 Title.  Except for the security  interest  granted  herein,
Debtor owns, and with respect to Collateral acquired after the date hereof Debtor will own, the Collateral free and clear of any Lien, other than Permitted Liens.

         Section 3.2 Accounts. Unless Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an account, Debtor shall be deemed to have represented and wan-anted to Secured Party as to each and all of its accounts that (i) each account is genuine and in all respects what it purports to be, (ii) each account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by Debtor or the sale or lease of goods by Debtor, (iii) the amount of each account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (iv) no account is subject to any offset counterclaim, or other defense.

         Section 3.3 Financing Statements. No financing statement, security agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party pursuant to this Agreement.

         Section 3.4 Organization and Authority. Debtor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Debtor has the partnership power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Debtor have been authorized by all necessary corporate action on the part of Debtor and do not and will not violate any law, rules or regulation or partnership agreement of Debtor and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement pursuant to which Debtor or any of its property is bound.

         Section 3.5 Principal Place of Business. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown at the beginning of this Agreement.

         Section 3.6 Location of Collateral; Markings. Debtor intends to place all or part of the Collateral on certain vessels (collectively, "Vessel"). Debtor shall advise and notify Secured Party in writing from time to time, and at any time upon Secured Party's request, the name, flag and name of owner of the Vessels on which the Collateral is located; or, if not on a Vessel, the other location of such Collateral. Debtor agrees to mark all equipment and inventory Co now or hereafter located on a Vessel with a prominent nameplate indicating that the Debtor owns such Collateral and Secured Party has a Lien thereon.


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         Section 3.7 Intellectual Property. No patents, trademarks,  copyrights, rights of use or other intellectual property are necessary, advisable or useful for the conduct of Debtor's business and Debtor has none of the same.

         Section 3.8 Perfection. Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule 2 attached hereto, and upon the Secured Party's obtaining possession of all documents, instruments, and chattel paper of the Debtor, the security interest in favor of the Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Lien.

         Section 3.9 Inventory. All inventory has been produced in compliance with all requirements of the Fair Labor Standards Act.

         Section 3.10 Intellectual Property. No patents, trademarks, copyrights, rights of use or other intellectual property are necessary, advisable or useful for the conduct of Debtor's business and Debtor has none of the same.

                                   ARTICLE IV

                                    Covenants

         Debtor   covenants  and  agrees  with  Secured  Party  that  until  the
Obligations are paid and performed in full:

         Section 4.1 Maintenance. Debtor shall maintain the Collateral in good operating condition and repair and shall not permit any waste or destruction of the Collateral or any part thereof. Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance. Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

         Section 4.2 Liens and Encumbrances. (a) Neither Debtor, owner, charterer, agent, master, nor any member of the crew of any Vessel has, nor shall have, any right, power or authority to create, incur or permit to be placed or imposed on any Collateral, or any part thereof, any lien whatsoever other than to Secured Party. Debtor shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the security interest of Secured Party hereunder, and shall defend Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities. Debtor shall further obtain consent from the owner of each of the Vessel, each mortgagee of real property owned by Debtor, and each landlord of real property leased by Debtor upon which any Collateral is located not to create, permit, or suffer to exist any lien, security interest, or other encumbrances on the Collateral.


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          (b) Debtor  shall  promptly pay and  discharge,  or caused to be paid, discharged and released, any and all taxes, assessments, governmental charges, fines, penalties, or Liens that may attach to or be imposed upon the Collateral by virtue that the Collateral is located on the Vessel. If any Vessel shall be detained, seized, levied upon or taken into custody under process or under color of any authority, Debtor shall promptly notify Secured Party in writing and shall promptly cause the Vessel to be discharged or released therefrom.

         Section 4.3 Modification of Accounts. Debtor shall do nothing to impair the rights of Secured Party in the Collateral. The Debtor shall, in accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its accounts, as and when due, any and all amounts owing under such accounts. Without the prior written consent of Secured Party, Debtor shall not (a) grant any extension of time for any payment with respect to the Accounts, (b) compromise, compound, or settle any of the Accounts, (c) release in whole or in part any person or entity liable for payment with respect to the Accounts, (d) allow any credit or discount for payment with respect to the Accounts other than (i) normal trade discounts granted in the ordinary course of business or (ii) discounts not to exceed (without Secured Party's consent) $150,000 individually or $400,000 in the aggregate that are given to avoid a greater loss or maximize recovery of monies due to Debtor, or (e) release any lien, security interest, or assignment securing the Accounts, or otherwise amend or modify any of the Accounts.

         Section 4.4 Disposition of Collateral. Debtor shall not sell, lease, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party, except Debtor may sell inventory in the ordinary course of business.

         Section 4.5 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Debtor shall promptly endorse and deliver to Secured Party all documents, instruments, and chattel paper that it now owns or may hereafter acquire.

         Section 4.6 Risk of Loss; Insurance. Debtor shall be responsible for any loss of or damage to the Collateral. Debtor shall maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral against all marine risks, loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (ii) insuring Debtor and Secured Party against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, with losses payable to Debtor and Secured Party as their respective interests

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may appear and with the  Secured  Party  being  named as an  additional  assured thereunder. All insurance with respect to the Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless Secured Party has received 30 days prior written notice thereof. Debtor shall deliver to Secured Party copies of all insurance policies covering the Collateral or any part thereof.

         Section 4.7 Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as adopted by the State of Texas).

         Section 4.8 Inspection Rights. Debtor shall permit and obtain consent from the Vessel Owner to permit Secured Party and its representatives to examine or inspect the Collateral wherever located and to examine, inspect, and copy Debtor's books and records at any reasonable time and as often as Secured Party may desire.

         Section 4.9 Vessel Owner, Mortgagee and Landlord Waivers, Etc. Debtor shall cause each owner of a Vessel on, which the Collateral is located to execute and deliver instruments satisfactory in form and substance to Secured Party pursuant to which such Vessel owner (i) waives its rights, if any, in the Collateral, (ii) confirms that it will not create, incur or place upon any Collateral located on its Vessel any Lien, security interest, or other encumbrance, (iii) covenants not to remove the Vessel from the territorial waters of the United States, Canada or Mexico in the Gulf of Mexico without prior written notification to Secured Party, (iv) confirms that there is no Lien upon the Vessel or that it has notified the holder of the Lien that the Debtor's Property located thereon is not the owner's nor the Vessel's, and (v) covenants not to abandon a Vessel in any port. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by the Debtor upon which any of the Collateral is located to execute and deliver instruments satisfactory in form and substance to Secured Party pursuant to which such mortgagee or landlord (i) waives its rights, if any, in the Collateral, and (ii) confirms that it will not create, incur or place upon any Collateral located on its property any Lien, security interest, or other encumbrance.

         Section 4.10 Taxes. Debtor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Debtor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Debtor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

         Section 4.11 Obligations. Debtor shall duly and punctually pay and perform the Obligations.

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         Section 4.12  Notification.  Debtor shall promptly notify Secured Party of (i) any Lien made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral, and (iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

         Section 4.13 Corporate Changes. Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party 30 days prior written notice thereof and shall have taken all action deemed necessary by Secured Party to make each financing statement not seriously misleading. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party 30 days prior written notice thereof and shall have taken all action deemed necessary by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.14 Books and Records; Information. Debtor shall keep accurate and complete books and records of the Collateral and Debtor's business and financial condition in accordance with generally accepted accounting principles consistently applied. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

         Section 4.15 Compliance with Agreements. Debtor shall comply in all material respects with all mortgages, deeds of trust, instruments, and other agreements binding on it or affecting its properties or business.

         Section 4.16 Compliance with Laws. Debtor shall comply with all applicable laws, rules, regulations, and orders of any court or governmental authority.

         Section 4.17 Equipment and Inventory. The Debtor shall keep the equipment and inventory at the locations specified on Schedule 1 hereto or, upon 30 days prior written notice to the Secured Party, at such other places within the United States of America where all action required to perfect the Secured Party's security interest in the equipment and inventory with the priority required by this Agreement shall have been taken.

         Section 4.18 Collection of Accounts. Accounts shall be collected through the Lockbox (Secured Party, recognizing that some Accounts arising in the first several months of this Agreement cannot effectively be directed to the Lockbox). In connection with such collections, the Debtor may take (and, at the Secured Party's direction, shall take) such actions as the Debtor or the Secured Party may deem necessary or advisable to enforce collection of the accounts. In addition to the foregoing, the Debtor agrees that if any Proceeds of any Collateral (including

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payments  made in respect of  accounts)  shall be received by the Debtor  rather than through the Lockbox, the Debtor shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements. Until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by the Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Secured Party pursuant to this Section may be applied by the Secured Party to the Obligations in such order and manner as. the Secured Party may elect in its sole discretion.

         Section 4.19 Location of Collateral. Debtor shall not move any of the Collateral from the Vessel or Vessels identified hereunder without the prior written consent of Secured Party.

         Section 4.20 Lockbox Account. The Debtor agrees to notify each account debtor and other obligors to deliver all payments and amounts owed to the Debtor directly to the Lockbox and to renotify, from time to time and in any event promptly upon request of the Secured Party, those account debtors and obligors who do not deliver all payments due to the Debtor directly to the Lockbox that the same must be delivered to the Lockbox (the Secured Party being granted such renotification right if the Debtor fails or refuses so to do). The Lockbox shall be under the sole control of the Secured Party. The Debtor shall have no right to effect withdrawals from the Lockbox Account and the Lockbox Account shall be maintained in the name and under the domain and control of the Secured Party. After Default and upon instructions from I/O, funds to be disbursed to the Borrower may be restricted or applied to the Obligations, or both.

                                    ARTICLE V

                             Rights of Secured Party

         Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following, without notice to or the consent of Debtor:

              (i) to demand, sue for, collect, or receive in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

              (ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

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              (iii) to send  requests for  verification  to account  debtors and other obligors;

              (iv) to notify post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor;

              (v) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Obligations; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (J) to insure, and to make, settle, compromise, or adjust claims under any insurance policy covering, any of the Collateral; and
         (K) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtors expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. SECURED PARTY SHALL NOT BE LIABLE FOR ANY ACT OR OMISSION OR FOR ANY ERROR OF JUDGMENT OR ANY MISTAKE OF FACT OR LAW IN ITS INDIVIDUAL CAPACITY OR IN ITS CAPACITY AS ATTORNEY-IN-FACT EXCEPT ACTS OR OMISSIONS RESULTING FROM ITS GROSS NEGLIGENCE MISCONDUCT. This power

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



of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

         Section 5.2 Performance by Secured Party. If Debtor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Debtor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

         Section 5.3 Setoff; Property Held by Secured Party. Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to Debtor, and is hereby granted a contractual Lien and right to setoff, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to Debtor whether or not the Obligations are then due. As additional security for the Obligations, Debtor hereby grants Secured Party a security interest in all money, instruments, and other property of Debtor now or hereafter held by Secured Party, including, without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, Debtor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Debtor now or hereafter deposited with or held by Secured Party and all other sums at any time credited by or owing from Secured Party to Debtor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Secured Party may have.

         Section 5.4 Assignment by Secured Party. Secured Party may from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                   ARTICLE VI

                                     Default

         Section 6.1 Upon the occurrence of an Event of Default, Secured Party shall have the following rights and remedies and may do any one or more of the following:

              (i) Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of

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



         acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor; provided, however, that upon the occurrence of an Event of Default under Section 9.1(d) or Section 9.1(e) of the Loan Agreement, the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor.

              (ii) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, Secured Party shall have all of the rights and remedies of a secured party under the UCC as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations in full. Debtor waives all rights of marshalling in respect of the Collateral.

              (iii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

              (iv) Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.


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




                                   ARTICLE VII

                                  Miscellaneous

         Section 7.1 Expenses; Indemnification. Debtor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of the Agreement and any and all amendments, modifications, and supplements hereto. Debtor agrees to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Debtor hereby indemnifies Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, (ii) any of the transactions contemplated by this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, (iii) any breach by Debtor of any representation, warranty, covenant, or other agreement contained in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, or (iv) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR ANY OTHER INSTRUMENT, OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON OR ENTITY TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE PERSON OR ENTITY TO BE INDEMNIFIED, but no indemnitee shall be indemnified for their own gross negligence or willful misconduct.

         Section 7.2 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.




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



         Section 7.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors, and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

         Section 7.4 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTERHEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 7.5 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the terms of the Loan Agreement.

         Section 7.6 APPLICABLE LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS.

         Section 7.7 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.8 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

         Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.10 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.


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



         Section 7.11 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.12 Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

         Section 7.13 Obligations Absolute. The obligations of Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTOR:                                     SECURED PARTY:

3-D GEOPHYSICAL, INC.                       FIRST INTERSTATE BANK OF TEXAS, N.A.




By: ________________________                By: ________________________________
    J.D. White, Secretary                       Randy Wick
                                                Banking Officer


Address for Notices:                        Address for Notices:
7076 S. Alton Way                           1000 Louisiana
Englewood, Colorado  80112                  Houston, Texas  77002
Fax No.:  (303) 290-0447                    Fax No.:  (713) 250-7031
Telephone No.:  (303) 741-3700              Telephone No.:  (713) 250-7240
Attention:  President                       Attention:  Mr. Marc A. Dunmire


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